UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 15, 2006

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UNITY WIRELESS CORPORATION

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(Exact Name of Registrant as Specified in Charter)

Delaware	0-30620	91-1940650
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7438 Fraser Park Drive, Burnaby, BC Canada  V5J 5B9

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(Address of Principal Executive Offices) (Zip Code)

(800) 337-6642

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Registrant's telephone number, including area code

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities

Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective February 15, 2006, the Company entered into a merger agreement (the “Agreement”) dated February 7, 2006 with Avantry Ltd., an Israeli corporation (“Avantry”), for the merger of Avantry into Unity Wireless Microwave Systems Ltd., a newly formed Israeli corporation that is wholly owned by Unity Wireless Corporation (“Unity Wireless”).

At the closing Unity will issue to the shareholders of Avantry convertible promissory notes of Unity (the “Notes”) in the aggregate principal amount of USD $1,750,000 and warrants to purchase an aggregate of 600,000 shares of common stock at an exercise price of USD $.40 a share (the “Warrants”). Both the form of Notes and the form of Warrants are attached as exhibits to the Agreement.  Unity will also guaranty certain liabilities of Avantry at the Closing.

The agreement contains standard representations and warranties. Certain shareholders of Avantry have agreed to indemnify Unity against misrepresentations and breaches of warranty, but Unity can look only to the consideration paid by Unity to such shareholders to recover on these obligations.

The closing of the transaction is subject to standard closing conditions, including regulatory approvals.

A copy of the Agreement is attached as Exhibit 2.1 and a copy of a related agreement by shareholders of Avantry is attached as Exhibit 2.2. The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the exhibits. A copy of the press release issued by Unity on February 10, 2006 is furnished herewith as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit	Description
2.1	Merger Agreement dated February 7, 2006 by and among Unity Wireless Corporation, Unity Wireless Microwave Systems Ltd. and Avantry Ltd.
2.2	Letter Agreement dated February 7, 2006 by certain shareholders of Avantry in favor of Unity Wireless Corporation.
99.1	Press Release dated February 10, 2006 by Unity Wireless Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITY WIRLESS CORPORATION

Registrant

Date:  February 17, 2006

By: /s/ Ilan Kenig

ILAN KENIG

Chief Executive Officer and Principal Executive Officer

EXHIBIT INDEX

Exhibit	Description
2.1	Merger Agreement dated February 7, 2006 by and among Unity Wireless Corporation, Unity Wireless Microwave Systems Ltd. and Avantry Ltd.
2.2	Letter Agreement dated February 7, 2006 by each of the undersigned persons or entities thereto in favor of Unity Wireless Corporation.
99.1	Press Release dated February 10, 2006 by Unity Wireless Corporation